John Hancock Funds II

Short Duration Credit Opportunities Fund

Supplement dated January 3, 2014 to the current Class A Shares Prospectus of the fund, as may be supplemented from time to time.

Effective February 3, 2014, Class A front-end and deferred sales charges are being reduced, and the terms and holding schedule of the Class A deferred sales charge are being modified as set forth below. These changes will take effect on February 3, 2013 and purchases made prior to this date are subject to the front-end sales charges, deferred sales charges and holding schedules currently described in the fund's prospectus and statement of additional information.

The following amends and restates the information regarding Class A shares presented under the heading “Fees and expenses — Shareholder fees (fees paid directly from your investment)” in the “Fund summary” section:

Shareholder fees (fees paid directly from your investment)	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	2.50%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	0.50% (on certain purchases, including those of $250,000 or more)
Small account fee (for fund account balances under $1,000)	$20

In addition, the following amends and restates the information presented under the heading “Expense example” in the “Fund summary” section:

Expenses ($)	Class A
1 year	370
3 years	1,311
5 years	2,258
10 years	4,658

The following amends and restates the information presented in the table immediately below the heading “How sales charges are calculated — Class A sales charges are as follows” in the “Your account” section:

Your investment	As a % of offering price*	As a % of your investment
Less than $100,000	2.50%	2.56%
$100,000 to $249,999	2.00%	2.04%
$250,000 and over	See below

* Offering price is the net asset value per share plus any initial sales charges

The following amends and restates the section entitled “Investments of $1million or more – Class A deferred charges on investments of $1 million or more” under the “Your account — How sales charges are calculated” section:

Investments of $250,000 or more

Class A shares are available with no front-end sales charge on investments of $250,000 or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder’s fee was paid that are sold within 18 months of purchase, as follows:

Class A deferred charges on investments of $250,000 or more

Months after purchase	CDSC (%)
18 months	0.50%
After 18 months	None

In addition, effective February 3, 2014, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

Shares purchased into Class A of the fund prior to February 3, 2014 to which a CDSC applies, that are subsequently exchanged into Class A shares of another fund on or following February 3, 2014, will be subject to the CDSC rate and schedule that existed prior to February 3, 2014, which was 1.00% if redeemed within 12 months of purchase of the original fund. Class A shares of the fund purchased on or following February 3, 2014 to which a CDSC applies, that are subsequently exchanged into Class A shares of another fund after February 3, 2014, will be subject to the new CDSC rate of 0.50% if redeemed within 18 months of purchase of the original fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.